UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
__________________
Date of Report (Date of earliest event reported): November 10, 2022
___________________

DIFFUSION PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24477	30-0645032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 East Main Street, Suite 201 Charlottesville, Virginia	22902 (Zip Code)
(Address of principal executive offices)

(434) 220-0718
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DFFN	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.08          Shareholder Director Nominations

To the extent applicable, the information in Item 8.01 of this Current Report is incorporated by reference into this Item 5.08.

Item 8.01          Other Events

Change to Annual Stockholders’ Meeting Date

On October 27, 2022, Diffusion Pharmaceuticals Inc. (the “Company”) filed a Current Report on Form 8-K reporting that the Company’s Board of Directors (the “Board”) had established December 16, 2022 as the date of the Company’s 2022 annual meeting of stockholders (the “Annual Meeting”).

The Board has now established December 30, 2022 as the date of the Annual Meeting. Additional details regarding the Annual Meeting, which will be held virtually by means of remote communication, will be disclosed in the Company’s definitive proxy statement for the Annual Meeting to be filed with the SEC.

As the date of the Annual Meeting differs by more than 30 days from the anniversary date of the Company’s 2021 annual meeting, stockholders of the Company who wish to have a proposal, including nominations of persons for election to the Board and proposals under Rule 14a-8, considered for inclusion in the Company’s proxy materials for the Annual Meeting must deliver such proposal by email to the Corporate Secretary at proxyrequests@diffusionpharma.com, on or before the close of business on November 20, 2022. To be eligible for inclusion in the proxy materials for the Annual Meeting, any such proposal must meet the requirements set forth in the rules and regulations of the SEC and the Company’s bylaws, as amended.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2022	DIFFUSION PHARMACEUTICALS INC.

	By:	/s/ William Elder
	Name:	William Elder
	Title:	General Counsel & Corporate Secretary